SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 12, 2008

Date of Report (Date of earliest event reported)

Caseycorp Enterprises, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-147979	98-0523910

(State or Other Jurisdiction of	Commission File	(I.R.S. Employer
Incorporation or Organization)	Number	Identification No.)

410 Park Avenue, 15th Floor, New York, New York	10022

(Address of Principal Executive Offices)	(Zip Code)

888-251-3422

Registrant’s telephone number, including area code

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(Former Name or former Address, if Changed Since Last Report)

Item 4.01                      Changes in Registrant’s Certifying Accountant

(a)	Resignation of Wolinetz, Lafazan & Company, CPAs, P.C.

On November 12, 2008, we dismissed Wolinetz, Lafazan & Company, P.C., (“Wolinetz”) as independent auditors of Caseycorp Enterprises, Inc. The decision to change independent accountants was approved by our Board of Directors on November 12, 2008.

During Caseycorp’s initial period February 21, 2007 (inception) to December 31, 2007 and through the date of this report we had no disagreements with Wolinetz on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Wolinetz would have caused Wolinetz to make reference to such matter in connection with its report on our financial statements for these periods.

Wolinetz’s report on the financial statements for the past year contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Wolinetz did express a concern about Company's ability to continue as a going concern for the period February 21, 2007 (inception) to December 31, 2007.

During our most recent fiscal year and through the date of this report, there have been no reportable events as defined under Item 304(a)(i)(v) of regulation S-K adopted by the SEC.

Caseycorp has furnished Wolinetz with a copy of the foregoing disclosure and requested Wolinetz to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing statements.  A copy of the letter of Wolinetz to the Securities and Exchange Commission, dated November 12, 2008, is attached as an exhibit hereto.

(b)	Engagement of Barzily & Co.

On November 12, 2008, the Board of Directors of Caseycorp approved the engagement of Barzily & Co. as Caseycorp’s independent public accountants for its fiscal year ending December 31, 2008 effective as of November 12, 2008.  During Caseycorp’s most recent fiscal year ended December 31, 2007, and interim period subsequent to December 31, 2007, Caseycorp has not consulted with Barzily & Co. on items regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the financial statements; or (3) the subject matter of any disagreement (as defined in Item 304 (a) (1)(iv) of Regulation S-K) with Caseycorp’s former auditor.

Prior to engaging Barzily & Co., Barzily & Co. did not provide Caseycorp with either written or oral advice that was an important factor considered by Caseycorp in reaching its decision to change its independent registered public accounting firm from Wolinetz to Barzily & Co.

EXHIBIT
NUMBER        DESCRIPTION

16.1	Letter from Wolinetz, Lafazan & Company, CPA's, P.C. to the Securities and Exchange Commission, dated November 12, 2008.

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

November 12, 2008		Caseycorp Enterprises, Inc.

	By:	/s/ Israel Levy
	Name:	Israel Levy
	Title:	President, Chief Executive Officer and Treasurer